UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2010

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

25	The Olstein Strategic
Opportunities Fund

44	Combined Notes to
Financial Statements

55	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

11	Expense Example

13	Schedule of Investments

18	Statement of Assets
and Liabilities

20	Statement of Operations

21	Statements of Changes
in Net Assets

22	Financial Highlights

THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

We are pleased to report that for calendar year 2010, Class C shares of the Olstein All Cap Value Fund provided a return of 16.17%, compared to a return of 15.06% for the S&P 500® Index and a return of 16.93% for the Russell 3000® Index over the same time period.  For the six months, ended December 31, 2010, Class C shares of the Fund had a return of 22.51%, compared to a return of 23.27% the S&P 500® Index and a return of 24.46% for the Russell 3000® Index during the same time period.

FACTORS AFFECTING 2010 PERFORMANCE

For the calendar year ended December 31, 2010, several factors contributed to the Fund’s outperformance of the S&P 500® Index including, overweight allocations to the Industrials and Consumer Discretionary sectors combined with underweight allocations to the Consumer Staples and Utilities sectors.  Stock selection within the Health Care sector was the biggest positive contributor to outperformance versus the S&P 500® Index, while stock selection within the Materials and Industrials sectors also contributed to the Fund’s outperformance during the one year period.  Conversely, our underweight position in the Energy sector and stock selection within the Financials sector reduced our returns versus the S&P 500 Index for the calendar year ended December 31, 2010.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 12/31/10, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 3.82%, -0.23%, and 15.17%, respectively.  Per the Fund’s 10/31/10 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.32%.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN ALL CAP VALUE FUND

The stocks which contributed positively to performance for the six month reporting period included Timken Co., Aon Hewitt, Korn/Ferry International, Harman International and Commscope Inc. Laggards during the six month reporting period included Alliance Bernstein, Radio Shack Corp, Dr. Pepper, Snapple Group, Teleflex and Charles River Laboratories.

MARKET OUTLOOK

At the present time, despite the fact that there are clear signs of economic improvement, many potential equity investors remain sidelined by the drastic shock of the 2008 financial meltdown, the resultant market crash and the cloud created by the persistent high level of unemployment.  The pessimism of these sidelined investors has prevented many from participating in the market’s gains over the past 18 months and investors are still understandably influenced by the dire results of the 2008 markets and future predictions of high unemployment.

However, despite the proverbial “wall of worry” that is currently necessary for the equity markets to climb; we believe that the major determinants of future equity returns are expectations of corporate earnings and consumer confidence. It is our opinion that consumer confidence is heavily influenced by expectations about the stability and future direction of employment. A growing sense that the overall economy is improving and creating jobs in 2011 should help consumers feel more secure resulting in increased consumer spending, which accounts for approximately 70% of the U.S. economy. It is important to note, that although consumer confidence remains well below pre-recession levels, the Consumer Confidence Index is at its highest level since November 2008.

After a substantial increase in 2010, we expect corporate profits to increase again in 2011, which should encourage corporations to ratchet up investments in their future through increased capital expenditures, which we expect to ultimately result in employment growth. A somewhat surprising example of this line of thinking can be seen in the manufacturing sector, one of the hardest hit sectors of the U.S. employment marketplace. As the economic recovery has strengthened, the manufacturing sector has experienced a 1.2% increase in jobs in 2010, the first such increase since 1997.  Higher corporate earnings have economists predicting another increase in manufacturing jobs in 2011, which should help improve both the economic and stock market environments.

Investors who sought safety after the 2008 market collapse by investing in bond funds have begun to lose their safety net.  A recent increase in ten-year U.S. treasury interest rates has resulted in capital losses for many bond investors over the last 90 days and investors have begun, albeit so far at a low

THE OLSTEIN ALL CAP VALUE FUND

level, to reverse a three-year trend by switching to equities. Furthermore, we believe a third consecutive year of higher equity returns should restore greater confidence in equity markets and eventually result in material amounts of money currently sitting in money market accounts and  low yielding  short-term treasuries (our estimate is at least $6 trillion) returning to equity markets.  For all of these reasons, we see a favorable stock market environment going forward with the usual corrections along the way.  However, we believe investment success will not be indiscriminate and should favor investors who can differentiate between intrinsic company valuations based on free cash flow and current market prices, which are heavily influenced by short-term thinking.  In essence, we believe that investors who analyze and interpret financial statements in order to select companies whose intrinsic long-term values are not being properly recognized by the markets (usually as a result of over emphasizing short-term factors or just plain misperceptions) will be amply rewarded over the foreseeable future.

OUR STRATEGY

Although we accept that the future economic recovery may be muted, we believe analysts, investors and the press are overly focused on short-term factors and quarterly results to determine market prices for most companies today which, in many cases, may not be relevant to long-term company valuations.  Meager market returns over the past ten years have resulted in Wall Street analysts focusing on predicting daily, monthly and quarterly market gyrations based on the news of the day rather than valuing companies on their ability to generate normalized long-term free cash flow.  Wall Street’s obsessive focus on short-term concerns has fostered a market dominated by rapid trading which, in turn, has created many opportunities for the Fund to take advantage of increasing deviations between stock prices and our estimate of a company’s intrinsic value.  Investors reacting to the daily noise and news have created opportunities to buy companies at bargain prices with long-term business models that generate excess cash flow and have liquid balance sheets. Companies that generate excess free cash flow have the ability to redistribute their excess cash to shareholders in the form of increased dividends, stock buy backs or use the excess cash to make strategic acquisitions.

Eighteen months into an economic recovery that followed the worst recession since the Great Depression, and after two years of double-digit equity returns, we believe that investors in 2011 should start to feel that a sense of normalcy has returned to equity markets.  We believe 2011 will be characterized by greater investor willingness to identify companies that have a long-term ability to deliver value to their shareholders which in many cases is not being recognized by the market.

THE OLSTEIN ALL CAP VALUE FUND

The characteristics we sought out in the companies that currently constitute our portfolio and that we believe provide our portfolio with the potential to generate above average returns in 2011 and going forward include:

1	Large stockpiles of excess cash

2	Business models with a high probability of generating continuing amounts of future excess cash flow

3	Current market prices rooted in some negativity about the company, industry or just plain investor misperception, which result in high current excess free cash flow yields

4	Spending excess cash flow to increase dividends

5	Spending excess cash flow to buy back stock

6	Spending excess cash flow to make strategic acquisitions

7	Spending excess cash flow on growth (future sales expansion) and efficiency (improving margins) via higher expenditures on capital projects, research and development, advertising, marketing, etc.

PORTFOLIO REVIEW

We continue to focus on how individual companies have adapted their expectations, strategic plans and operations to recent bumpy economic conditions and how they have managed their assets to deliver future earnings to investors.  Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value. We believe companies with these characteristics are poised to eliminate the valuation gaps created by the recent bear market as the economic recovery eventually accelerates.

At December 31, 2010, the Olstein All Cap Value Fund portfolio consisted of 75 holdings with an average weighted market capitalization of $43.09 billion. During the reporting period, the Fund initiated positions in eight companies and strategically added to positions in ten companies.  Over the same time period, the Fund eliminated its holdings in ten companies and strategically decreased its holdings in another ten companies. Positions initiated during the last six months include: Adobe Systems, Ascena Retail Group, Avery Dennison Corp, Delta Air Lines, Dress Barn, International Game Technology, JP Morgan Chase, Oshkosh Truck Corp and Whirlpool Corporation.  Positions eliminated during the past six months include: Brinker International, Burger King Holdings, Charles River Laboratories, Commscope Inc., Fidelity National Financial, Hewlett Packard, Hospira, NCR Corp and Pall Corp. During the reporting period, the Fund benefitted

THE OLSTEIN ALL CAP VALUE FUND

from acquisition offers for both Hewitt Associates and Commscope at a substantial premium to average trading prices immediately preceding announcement of each acquisition.

OUR FIFTEEN YEAR ANNIVERSARY

As of December 31, 2010, Class C shares of the Fund, after all fees, returned 10.17% per year over the 15-year period compared to 6.76% for the S&P 500 Index® over the same 15-year period.  We have consistently applied our forensic analysis of financial statements value discipline over the entire 15 years.  During those 15-years there were periods of outstanding performance, as well as periods of disappointing performance. However, investment performance is not a series of discrete events (such as a football game where both team’s scores go back to zero at the end of each game) but is cumulative and best viewed over the long-term.  No discipline works all of the time.  Our discipline continues to be highly dependent on a forensic analysis of financial statements for the purpose of reliably forecasting future free cash flow.  We also consider the downside vulnerability of a company’s stock before considering its upside potential as a means of mitigating risk. We believe the number and severity of an investor’s errors determine their long-term investment returns. We are ready at all times to change our commitment to a stock by monitoring our forecasts and analysis against reality as it unfolds but we will never change our discipline.  Our 15-year record speaks for itself despite some periods of disappointment.  We are optimistic about achieving the Fund’s primary objective of long-term capital appreciation over the next 15 years utilizing the same forensic financial statement analysis that we have used over the past 15 years.

We value your trust and remind you that our money is invested alongside yours.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995. (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions – see “Details”)

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	6/30/03	31,448
9/30/95	10,010	9/30/03	33,797
12/31/95	10,261	12/31/03	38,853
3/31/96	10,882	3/31/04	40,870
6/30/96	11,462	6/30/04	41,297
9/30/96	11,713	9/30/04	39,043
12/31/96	12,760	12/31/04	43,146
3/31/97	13,327	3/31/05	42,640
6/30/97	14,602	6/30/05	42,302
9/30/97	17,250	9/30/05	43,749
12/31/97	17,205	12/31/05	44,350
3/31/98	19,851	3/31/06	46,566
6/30/98	18,468	6/30/06	44,242
9/30/98	15,499	9/30/06	46,836
12/31/98	19,788	12/31/06	50,755
3/31/99	20,717	3/31/07	51,862
6/30/99	25,365	6/30/07	55,536
9/30/99	23,675	9/30/07	53,029
12/31/99	26,692	12/31/07	49,012
3/31/00	28,170	3/31/08	42,447
6/30/00	28,899	6/30/08	40,189
9/30/00	30,596	9/30/08	38,452
12/31/00	30,142	12/31/08	27,545
3/31/01	30,207	3/31/09	24,767
6/30/01	36,192	6/30/09	30,102
9/30/01	28,213	9/30/09	35,648
12/31/01	35,340	12/31/09	37,741
3/31/02	38,259	3/31/10	40,392
6/30/02	33,797	6/30/10	35,788
9/30/02	25,870	9/30/10	39,695
12/31/02	28,529	12/31/10	43,845
3/31/03	26,226

Details
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 12/31/10, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 3.82%, -0.23%, and 15.17%, respectively.  Per the Fund’s 10/31/10 prospectus, the

THE OLSTEIN ALL CAP VALUE FUND

expense ratio for the Olstein All Cap Value Fund Class C was 2.32%.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. Equity market. Investors cannot actually make investments in either index.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 13.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s website at www.olsteinfunds.com.

Not FDIC insured / Not bank-guaranteed / May lose value.

Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of December 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 – December 31, 2010.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual
Class C	$1,000.00	$1,225.10	$12.84
Adviser Class	$1,000.00	$1,229.70	$ 8.65

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.36	$11.62
Adviser Class	$1,000.00	$1,017.44	$ 7.83

*
Expenses are equal to the Fund’s annualized expense ratio of 2.29% and 1.54% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2010

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2010 (Unaudited)

COMMON STOCKS – 98.0%

AIR FREIGHT & LOGISTICS – 0.7%	Shares	Value
FedEx Corp.	48,000	$4,464,480

AIRLINES – 0.8%
Delta Air Lines, Inc. (a)	385,000	4,851,000

APPLIANCES – 1.2%
Whirlpool Corporation	88,000	7,817,040

AUTO MANUFACTURERS – 1.0%
Oshkosh Corporation (a)	183,600	6,470,064

BEVERAGES – 4.9%
The Coca-Cola Company	112,000	7,366,240
Constellation Brands, Inc. – Class A (a)	375,000	8,306,250
Dr Pepper Snapple Group, Inc.	312,000	10,969,920
Molson Coors Brewing Company – Class B	90,000	4,517,100
		31,159,510
BIOTECHNOLOGY – 1.4%
Life Technologies Corporation (a)	160,000	8,880,000

CAPITAL MARKETS – 6.0%
BlackRock, Inc.	54,000	10,291,320
The Charles Schwab Corporation	630,000	10,779,300
Legg Mason, Inc.	283,000	10,264,410
Morgan Stanley	240,000	6,530,400
		37,865,430
CHEMICALS – 1.6%
E. I. du Pont de Nemours & Company	205,000	10,225,400

COMMERCIAL SERVICES & SUPPLIES – 4.1%
Avery Dennison Corporation	156,000	6,605,040
Cintas	260,000	7,269,600
Korn/Ferry International (a)	228,300	5,276,013
MasterCard, Inc. – Class A	29,000	6,499,190
		25,649,843

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 98.0% – CONTINUED

COMMUNICATIONS EQUIPMENT – 1.8%	Shares	Value
Cisco Systems, Inc. (a)	572,000	$11,571,560

COMPUTERS & PERIPHERALS – 2.2%
Apple Inc. (a)	25,000	8,064,000
International Business Machines Corporation (IBM)	39,000	5,723,640
		13,787,640
CONSUMER FINANCE – 3.2%
American Express Company	225,000	9,657,000
Equifax, Inc.	287,000	10,217,200
		19,874,200
CONTAINERS & PACKAGING – 1.9%
Sealed Air Corporation	268,000	6,820,600
Sonoco Products Company	149,000	5,016,830
		11,837,430
DIVERSIFIED FINANCIAL SERVICES – 3.0%
AllianceBernstein Holding LP	584,600	13,638,718
JPMorgan Chase & Co.	125,000	5,302,500
		18,941,218
ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.4%
Agilent Technologies, Inc. (a)	149,500	6,193,785
Thermo Fisher Scientific, Inc. (a)	165,000	9,134,400
		15,328,185
HEALTH CARE EQUIPMENT & SUPPLIES – 10.1%
Baxter International Inc.	160,000	8,099,200
Becton, Dickinson and Company	110,000	9,297,200
CareFusion Corporation (a)	368,000	9,457,600
Covidien PLC (b)	225,800	10,310,028
DENTSPLY International Inc.	194,000	6,628,980
Stryker Corporation	185,000	9,934,500
Zimmer Holdings, Inc. (a)	190,000	10,199,200
		63,926,708
HEALTH CARE PRODUCTS – 0.9%
Johnson & Johnson	91,000	5,628,350

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 98.0% – CONTINUED

HEALTH CARE PROVIDERS & SERVICES – 2.2%	Shares	Value
Henry Schein, Inc. (a)	110,400	$6,777,456
Quest Diagnostics Incorporated	130,000	7,016,100
		13,793,556

HOTELS, RESTAURANTS & LEISURE – 1.5%
International Game Technology	517,000	9,145,730

HOUSEHOLD DURABLES – 1.5%
Harman International Industries, Incorporated (a)	200,000	9,260,000

HOUSEHOLD PRODUCTS – 1.9%
Kimberly-Clark Corporation	97,000	6,114,880
The Procter & Gamble Company	95,000	6,111,350
		12,226,230

INDUSTRIAL CONGLOMERATES – 4.1%
3M Co.	75,000	6,472,500
Teleflex Incorporated	178,000	9,578,180
Tyco International Ltd. (b)	239,000	9,904,160
		25,954,840

INSURANCE – 3.3%
The Chubb Corporation	120,000	7,156,800
Hanover Insurance Group Inc.	132,000	6,167,040
W. R. Berkley Corporation	272,000	7,447,360
		20,771,200

IT SERVICES – 1.0%
Accenture PLC – Class A (b)	130,000	6,303,700

MACHINERY – 3.3%
Cummins Inc.	29,000	3,190,290
Ingersoll-Rand Co. – Class A (b)	195,000	9,182,550
The Timken Company	170,000	8,114,100
		20,486,940

MANAGEMENT CONSULTING SERVICES – 1.3%
ABB Limited – ADR (b)	379,000	8,508,550

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 98.0% – CONTINUED

MEDIA – 1.5%	Shares	Value
The Walt Disney Company	245,000	$9,189,950

MULTILINE RETAIL – 1.7%
Macy’s, Inc.	415,000	10,499,500

OFFICE ELECTRONICS – 1.9%
Xerox Corporation	1,060,000	12,211,200

OIL & GAS – 1.4%
Exxon Mobil Corporation	123,000	8,993,760

RESTAURANTS – 2.4%
McDonald’s Corporation	87,000	6,678,120
Ruby Tuesday, Inc. (a)	655,000	8,554,300
		15,232,420
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 5.1%
Intel Corporation	920,000	19,347,600
Novellus Systems, Inc. (a)	100,000	3,232,000
Teradyne, Inc. (a)	670,000	9,406,800
		31,986,400
SOFTWARE – 4.0%
Adobe Systems Incorporated (a)	241,000	7,417,980
Microsoft Corporation	480,000	13,401,600
Teradata Corporation (a)	104,300	4,292,988
		25,112,568
SPECIALTY RETAIL – 11.7%
Bed Bath & Beyond, Inc. (a)	157,000	7,716,550
Collective Brands, Inc. (a)	455,000	9,600,500
The Dress Barn, Inc. (a)	365,000	9,643,300
The Home Depot, Inc.	310,000	10,868,600
Lowe’s Companies, Inc.	372,000	9,329,760
PetSmart, Inc.	230,000	9,158,600
RadioShack Corporation	575,000	10,631,750
The TJX Companies, Inc.	145,000	6,436,550
		73,385,610

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 98.0% – CONTINUED

TEXTILES, APPAREL & LUXURY GOODS – 1.0%	Shares	Value
The Jones Group Inc.	392,000	$6,091,680
TOTAL COMMON STOCKS (Cost $523,290,859)		617,431,892

SHORT-TERM INVESTMENTS – 2.5%

MONEY MARKET FUNDS (c) – 2.5%
Fidelity Institutional Money Market Portfolio – Class I, 0.21%	15,443,906	15,443,906
TOTAL SHORT-TERM INVESTMENTS (Cost $15,443,906)		15,443,906

TOTAL INVESTMENTS – 100.5%
(Cost $538,734,765)		632,875,798
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(3,123,176)
TOTAL NET ASSETS – 100.0%		$629,752,622

ADR  American Depository Receipt.
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2010 (Unaudited)

Assets:
Investments, at value
(cost $538,734,765)	$632,875,798
Receivable for securities sold	703,537
Receivable for capital shares sold	279,864
Dividends and interest receivable	496,043
Other assets	54,742
Total Assets	$634,409,984

Liabilities:
Payable for securities purchased	1,569,622
Payable for capital shares redeemed	970,143
Distribution expense payable	1,211,391
Payable to Investment Manager (See Note 5)	532,856
Payable to Trustees	39,867
Accrued expenses and other liabilities	333,483
Total Liabilities	4,657,362
Net Assets	$629,752,622

Net Assets Consist of:
Capital stock	$821,840,699
Accumulated net realized loss on investments sold	(286,229,110)
Net unrealized appreciation on investments	94,141,033
Total Net Assets	$629,752,622

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$564,840,422
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	44,930,968
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$12.57

ADVISER CLASS:
Net Assets	$64,912,200
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,608,765
Net asset value, offering and redemption price per share	$14.08

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2010
(Unaudited)
Investment Income:
Dividend income (net of foreign taxes withheld of $4,400)	$4,370,115
Interest income	24,352
Total investment income	4,394,467

Expenses:
Investment management fee (See Note 5)	2,924,225
Distribution expense – Class C (See Note 6)	2,629,308
Distribution expense – Adviser Class (See Note 6)	73,729
Shareholder servicing and accounting costs	313,062
Administration fee	189,586
Professional fees	124,288
Trustees’ fees and expenses	73,603
Reports to shareholders	36,331
Federal and state registration	33,091
Custody fees	25,254
Other	40,663
Total expenses	6,463,140
Net investment loss	(2,068,673)

Realized and Unrealized Gain on Investments:
Realized gain on investments	39,929,468
Change in unrealized appreciation/depreciation on investments	80,444,015
Net realized and unrealized gain on investments	120,373,483
Net Increase in Net Assets Resulting from Operations	$118,304,810

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010
Operations:
Net investment loss	$(2,068,673)	$(4,521,832)
Net realized gain on investments	39,929,468	61,388,336
Change in unrealized appreciation/depreciation on investments	80,444,015	48,768,151
Net increase in net assets resulting from operations	118,304,810	105,634,655

Net decrease in net assets from
Fund share transactions (Note 7)	(30,770,980)	(101,502,342)

Total Increase in Net Assets	87,533,830	4,132,313

Net Assets:
Beginning of period	542,218,792	538,086,479
End of period	$629,752,622	$542,218,792
* Including undistributed net investment income of:	$—	$23,941

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2010		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value –
Beginning of Period	$10.26		$8.63	$11.57	$19.05	$16.37	$17.54
Investment Operations:
Net investment loss(1)	(0.05)		(0.09)	(0.04)	(0.10)	(0.13)	(0.12)
Net realized and unrealized
gain (loss) on investments	2.36		1.72	(2.86)	(4.55)	4.18	0.94
Total from
investment operations	2.31		1.63	(2.90)	(4.65)	4.05	0.82
Distributions from net
realized gain on investments	—		—	(0.04)	(2.83)	(1.37)	(1.99)
Net Asset Value –
End of Period	$12.57		$10.26	$8.63	$11.57	$19.05	$16.37

Total Return‡	22.51	%*	18.89%	(25.10)%	(27.63)%	25.53%	4.59%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.29	%**	2.31%	2.33%	2.23%	2.19%	2.19%
Net investment loss	(0.78	)%**	(0.82)%	(0.41)%	(0.67)%	(0.73)%	(0.69)%
Portfolio turnover rate(2)	22.74%		47.90%	103.79%	98.00%	79.57%	59.44%
Net assets at end of
period (000 omitted)	$564,841		$488,580	$478,527	$860,438	$1,508,138	$1,355,960

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2010		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value –
Beginning of Period	$11.45		$9.56	$12.72	$20.49	$17.39	$18.38
Investment Operations:
Net investment income (loss)(1)	(0.00	)(2)	(0.01)	0.03	0.01	0.00 (2)	0.01
Net realized and unrealized
gain (loss) on investments	2.63		1.90	(3.15)	(4.95)	4.47	0.99
Total from
investment operations	2.63		1.89	(3.12)	(4.94)	4.47	1.00
Distributions from net
realized gain on investments	—		—	(0.04)	(2.83)	(1.37)	(1.99)
Net Asset Value –
End of Period	$14.08		$11.45	$9.56	$12.72	$20.49	$17.39

Total Return	22.97	%*	19.77%	(24.56)%	(27.06)%	26.48%	5.40%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.54	%**	1.56%	1.58%	1.48%	1.44%	1.44%
Net investment income (loss)	(0.03	)%**	(0.07)%	0.34%	0.08%	0.02%	0.06%
Portfolio turnover rate(3)	22.74%		47.90%	103.79%	98.00%	79.57%	59.44%
Net assets at end of
period (000 omitted)	$64,912		$53,639	$59,559	$154,059	$304,952	$280,596

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Amount is less than $0.005 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

26	Letter to Shareholders

33	Expense Example

35	Schedule of Investments

38	Statement of Assets
and Liabilities

40	Statement of Operations

41	Statements of Changes
in Net Assets

42	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the calendar year ended December 31, 2010, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund increased 27.65%, compared to a return of 26.71% for the Russell 2500™ Index and a return of 15.06% for the S&P 500® Index over the same time period.  For the six-month reporting period ended December 31, 2010, load-waived Class A shares of the Fund had a return of 33.61% compared to 23.27% for the S&P 500® Index and 28.89% for the Russell 2500® Index over the same time period.

MARKET OUTLOOK

Throughout much of the last half of the calendar year, equity markets tended to react to the daily stream of news, responding negatively to any disappointing macro-economic news (especially related to the housing market, employment data and consumer sentiment) while reacting favorably to strong corporate earnings reports.  Stronger than expected U.S. economic growth in the fourth quarter of 2010, combined with favorable tax legislation and increased consumer and business confidence helped push equity markets higher with the S&P 500® Index increasing 6.68% during the month of December (by

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Fund Class A return as of 12/31/10 for the three-year period, one-year period and since inception date of 11/01/06 assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was 3.49%, 20.65%, and 2.05%, respectively.  Per the Fund’s 10/31/10 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 2.31% and the net expense ratio was 1.60% after contractual expense waiver and/or reimbursement.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

comparison load-waived Class A shares of the Strategic Opportunities Fund returned 7.92% during the month of December).

While we believe we could be faced with a period of constrained economic growth over the next couple of years, we also believe we may have reached a decisive point in the economic recovery.  Eighteen months into an economic recovery that has followed the worst recession since the Great Depression and after two years of double-digit equity returns, we may have returned to a sense of “normalcy” characterized by investors seeking to identify companies that create and deliver value to shareholders. As markets return to normal, we expect that investors will seek out companies with business models that generate excess cash flow and have liquid balance sheets, and therefore have the ability to redistribute their excess cash to their shareholders in the form of increased dividends and buybacks, or to make strategic acquisitions. Thus, we believe investors will need to focus on company business models and their ability to generate excess cash in order to generate above average returns throughout 2011.

PORTFOLIO AND PERFORMANCE REVIEW

At December 31, 2010, the Fund’s portfolio consisted of 36 holdings with an average weighted market capitalization of $3.30 billion.  Throughout the six-month reporting period ending December 31, 2010, we continued to modify the portfolio to maintain what we believed was the appropriate defensive posture in light of market volatility, while at the same time, capitalizing on that volatility to take advantage of compelling buying opportunities in what we believe are well-run, well-capitalized companies selling at significant discounts to our determination of their intrinsic value.

OUR LEADERS

Notable gainers in the Fund’s portfolio during the six-month reporting period included: Entegris, a provider of critical products and materials used in advanced high-technology manufacturing; Timken Co., a leading global manufacturer of highly engineered bearings, alloy steels, and related components; communications infrastructure solutions provider, Commscope; casual dining restaurant company, Ruby Tuesday; and audio products and electronic systems manufacturer, Harman International. At the end of the reporting period, on December 31, 2010, the Fund maintained its positions in Entegris, Timken, Ruby Tuesday and Harman International.  Regarding Commscope, one of the Fund’s activist holdings, on October 27, 2010 the company announced that it had entered into a merger agreement with private equity firm, The Carlyle Group, valued at $31.50 per share. The Fund liquidated its position in Commscope, prior to the close of the transaction, as the company’s stock price

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

rose to the level of the announced acquisition price and approximately 35% above the Fund’s average cost for the company over the past year.

OUR LAGGARDS

The biggest detractors from performance during the six-month reporting period included global investment management firm, AllianceBernstein; consumer electronics retailer, RadioShack Corp; single-use medical device manufacturer, Teleflex Inc.; disposable medical products manufacturer and supplier, Medical Action Industries and research and drug development company, Charles River Laboratories. The Fund increased its commitment to AllianceBernstein and Teleflex during the reporting period, maintained its position in RadioShack and eliminated its positions in Medical Action Industries and Charles River Laboratories.

PORTFOLIO ACTIVITY

During the reporting period, the Fund initiated positions in eight companies and strategically added to established positions in twelve companies.  Positions initiated during the reporting period include: 99 Cents Only Stores, Ascena Retail Group (formerly Dress Barn Inc.), CareFusion Corp., DSW, Inc., Korn/Ferry International, Oshkosh Truck Corp., Steinway Musical Instruments and Team Inc.  Due to an exceptional occurrence, the Fund initiated and eliminated its position in Korn/Ferry at a material profit during the reporting period since the company’s stock reached our valuation in a short period of time.  The Fund initiated its position in Korn/Ferry in August 2010 at a price of $14.03 per share and sold out of the position in December at an average price of $23.16 per share.

Over the same time period, the Fund eliminated its holdings in ten companies that either reached our valuation levels or where changing conditions or new information resulted, in our opinion, in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  Positions eliminated during the six-month reporting period include: Brinker International, Burger King Holdings, Charles River Laboratories, Commscope Inc., Cracker Barrel Old Country Store, Fidelity National Financial, Jack-in-the-Box, Medical Action Industries and Middleby Corp. During the reporting period, the Fund also benefitted from an acquisition offer for Hewitt Associates at a substantial premium to average trading prices immediately preceding announcement of the acquisition.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

REVIEW OF ACTIVIST HOLDINGS

As of December 31, 2010, the Fund was invested in eight activist situations, which represented approximately 25% of the Fund’s equity investments and three of its top ten holdings.  In general, these situations fit our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor, or Olstein Capital Management seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s current activist holdings as of December 31, 2010 include restaurant company, The Cheesecake Factory; global asset management firm, Legg Mason Inc.; footwear wholesaler and retailer, Collective Brands; audio products and electronic systems manufacturer, Harman International; business technology and services company, NCR Corp.; document systems and services company, Xerox; tool and equipment manufacturer, Snap-on Inc.; and medical technology company, CareFusion. We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

As with all of our activist situations, one of the most important variables we consider, especially during rocky economic times, is “how long will it take for this company to improve its operations and results?” Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time notwithstanding the economic environment. Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value over the next three to five years, we are willing to wait as operating results improve if we are being sufficiently rewarded for the risk we have taken, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

FOCUSING ON A COMPANY’S
COMPETITIVE ADVANTAGE

At this stage of economic recovery (through December 2010 the economic recovery has been underway for eighteen months) we believe investors will look to invest in companies with strong balance sheets that have not only weathered the recession well, but also possess a clear, demonstrable competitive advantage or edge in their market.  Our analysis of company financial reports during the early stages of economic recovery supports our previously stated preference for thoughtful, targeted cost-cutting efforts at the onset of

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

the recession. Companies that implemented targeted increases and decreases in expenditures rooted in an honest assessment of company strengths, weaknesses and operating environment have seen meaningful revenue growth and increased profitability during the early stages of recovery.  Likewise, companies that protected or enhanced their competitive advantage by investing in their top divisions, products, markets and segments or seized on the economic environment to pursue new initiatives, market segments or geographies have demonstrated profitable revenue growth during the initial stages of recovery.

As investors we judge a company’s competitive effectiveness across many factors, including:  how does the company rank in each of its customer segments and by geographic market segments; does the company understand its customers better than its competition; does the company have a robust product development/innovation function; have previous product innovations resulted in increased volume (without aggressive discounting); are the company’s advertising and promotional programs effective; does the company offer products tailored to its profitable customers; and in addition to sales what metrics does the company use to judge it’s success?

Companies with leading product offerings that appeal to multiple market segments across a broad geographic footprint were not only able to weather the recession better than competitors; they tend to enhance their competitive advantage over rivals during economic recovery.  Companies with competitive advantages can stay focused on core businesses during an economic downturn to reduce capacity, eliminate costs, and improve efficiencies or they can seize on opportunities through thoughtful investment in growth initiatives to increase market share at weaker competitors’ expense.  Companies with a competitive edge and pricing power who gain market share during recession usually translate that gain into higher revenues and earnings power as recovery takes hold and accelerates.  For 2011 and into the foreseeable future we believe investors who focus on a company’s competitive advantage and understand how that unique edge results in sustainable free cash flow will be amply rewarded for their efforts.

SOME FINAL THOUGHTS

We must point out that our portfolio primarily consists of fiscally strong, excess-cash-flow companies whose businesses in our opinion, are primed to provide suitable returns whether or not the rebound is modest or accelerated. We believe the best approach for an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic value.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

We continue to invest our money alongside yours, value your trust and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

For a complete listing of the Olstein Strategic Opportunity Fund’s portfolio holdings, please see the Schedule of Investments starting on page 35.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Olstein Strategic Opportunities Fund’s investment philosophy.  Do not make investments based on the securities referenced above.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Olstein Funds will achieve their investment objectives.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. Investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in lead-

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

ing industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® Index includes the smallest 2500 securities in the Russell 3000® Index.  The Russell 2500® Index is not an investment product available for purchase.

Not FDIC insured / Not bank-guaranteed / May lose value.

Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 – December 31, 2010.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual
Class A	$1,000.00	$1,336.10	$ 9.42
Class C	$1,000.00	$1,330.90	$13.81

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$ 8.13
Class C	$1,000.00	$1,013.36	$11.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Allocation of Portfolio Assets as a percentage of investments
December 31, 2010

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2010 (Unaudited)

COMMON STOCKS – 97.1%

AUTO MANUFACTURERS – 2.2%	Shares	Value
Oshkosh Corporation (a)	13,000	$458,120

BEVERAGES – 3.0%
Constellation Brands, Inc. – Class A (a)	28,000	620,200

BIOTECHNOLOGY – 2.2%
Life Technologies Corporation (a)	8,000	444,000

BUSINESS SERVICES – 1.7%
Barrett Business Services, Inc.	22,000	342,100

CAPITAL MARKETS – 6.7%
Janus Capital Group Inc.	40,000	518,800
Legg Mason, Inc.	23,000	834,210
		1,353,010
COMMERCIAL SERVICES & SUPPLIES – 5.2%
Brady Corporation – Class A	13,500	440,235
Cintas	15,000	419,400
Team, Inc. (a)	8,000	193,600
		1,053,235
COMPUTERS & PERIPHERALS – 3.0%
NCR Corporation (a)	40,000	614,800

DIVERSIFIED FINANCIAL SERVICES – 4.4%
AllianceBernstein Holding LP	38,000	886,540

HEALTH CARE EQUIPMENT & SUPPLIES – 6.7%
CareFusion Corporation (a)	19,000	488,300
CONMED Corporation (a)	16,000	422,880
DENTSPLY International Inc.	13,000	444,210
		1,355,390
HOUSEHOLD DURABLES – 6.4%
Harman International Industries, Incorporated (a)	17,000	787,100

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.1% – CONTINUED

HOUSEHOLD DURABLES – 6.4% – continued	Shares	Value
Snap-on, Incorporated	9,000	$509,220
		1,296,320
INDUSTRIAL CONGLOMERATES – 6.7%
Standex International Corporation	15,000	448,650
Teleflex Incorporated	17,000	914,770
		1,363,420
INSURANCE – 2.4%
W. R. Berkley Corporation	18,000	492,840

LEISURE EQUIPMENT & PRODUCTS – 0.6%
Steinway Musical Instruments, Inc. (a)	6,000	119,100

MACHINERY – 4.7%
Columbus McKinnon Corporation (a)	21,000	426,720
The Timken Company	11,000	525,030
		951,750
MULTILINE RETAIL – 6.2%
Macy’s, Inc.	31,000	784,300
99 Cents Only Stores (a)	30,000	478,200
		1,262,500
OFFICE ELECTRONICS – 3.9%
Xerox Corporation	68,000	783,360

RESTAURANTS – 5.2%
The Cheesecake Factory Incorporated (a)	9,000	275,940
Ruby Tuesday, Inc. (a)	60,000	783,600
		1,059,540
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 10.6%
Entegris Inc. (a)	110,000	821,700
Microsemi Corporation (a)	29,000	664,100
Teradyne, Inc. (a)	47,000	659,880
		2,145,680

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.1% – CONTINUED

SPECIALTY RETAIL – 13.2%	Shares	Value
Collective Brands, Inc. (a)	30,000	$633,000
The Dress Barn, Inc. (a)	28,000	739,760
DSW, Inc. – Class A (a)	7,000	273,700
The Finish Line, Inc. – Class A	21,000	360,990
RadioShack Corporation	36,000	665,640
		2,673,090

TEXTILES, APPAREL & LUXURY GOODS – 2.1%
The Jones Group Inc.	28,000	435,120
TOTAL COMMON STOCKS (Cost $16,364,507)		19,710,115

SHORT-TERM INVESTMENTS – 2.8%

MONEY MARKET FUNDS (b) – 2.8%
The AIM STIT – Liquid Assets Portfolio – Institutional Shares, 0.19%	300,475	300,475
Fidelity Institutional Money Market Portfolio – Class I, 0.21%	275,709	275,709
		576,184

TOTAL SHORT-TERM INVESTMENTS (Cost $576,184)		576,184

TOTAL INVESTMENTS – 99.9%
(Cost $16,940,691)		20,286,299
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		25,016
TOTAL NET ASSETS – 100.0%		$20,311,315

(a)Non-income producing security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2010 (Unaudited)

Assets:
Investments, at value (cost $16,940,691)	$20,286,299
Receivable for capital shares sold	63,073
Dividends and interest receivable	6,540
Other assets	22,947
Total Assets	20,378,859

Liabilities:
Distribution expense payable	23,007
Payable to Investment Manager (See Note 5)	10,720
Payable to Trustees	1,048
Accrued expenses and other liabilities	32,769
Total Liabilities	67,544
Net Assets	$20,311,315

Net Assets Consist of:
Capital stock	$19,758,993
Accumulated net realized loss on investments sold	(2,793,286)
Net unrealized appreciation on investments	3,345,608
Total Net Assets	$20,311,315

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$11,182,453
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	976,745
Net asset value and redemption price per share	$11.45
Maximum offering price per share	$12.12

CLASS C:
Net Assets	$9,128,862
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	819,541
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$11.14

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2010
(Unaudited)
Investment Income:
Dividend income	$63,685
Interest income	422
Total investment income	64,107

Expenses:
Investment management fee (See Note 5)	85,330
Distribution expense – Class A (See Note 6)	11,228
Distribution expense – Class C (See Note 6)	40,523
Shareholder servicing and accounting costs	26,990
Federal and state registration	16,668
Professional fees	14,341
Administration fee	10,020
Custody fees	2,753
Trustees’ fees and expenses	2,011
Reports to shareholders	1,385
Other	973
Total expenses	212,222
Expense reimbursement by Investment Manager (See Note 5)	(45,275)
Net Expenses	166,947
Net investment loss	(102,840)

Realized and Unrealized Gain on Investments:
Realized gain on investments	1,043,928
Change in unrealized appreciation / depreciation on investments	3,935,336
Net realized and unrealized gain on investments	4,979,264
Net Increase in Net Assets Resulting from Operations	$4,876,424

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010
Operations:
Net investment loss	$(102,840)	$(147,802)
Net realized gain on investments	1,043,928	1,778,053
Change in unrealized appreciation/depreciation on investments	3,935,336	578,789
Net increase in net assets resulting from operations	4,876,424	2,209,040

Net increase in net assets from
Fund share transactions (Note 7)	1,280,602	810,509

Total Increase in Net Assets	6,157,026	3,019,549

Net Assets:
Beginning of period	14,154,289	11,134,740
End of period	$20,311,315	$14,154,289

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the		For the		For the		For the		Nov. 1,
	Six Months		Year		Year		Year		2006(1)
	Ended		Ended		Ended		Ended		through
	Dec. 31,		June 30,		June 30,		June 30,		June 30,
	2010		2010		2009		2008		2007
	(Unaudited)
Net Asset Value –
Beginning of Period	$8.57		$7.08		$8.32		$11.94		$10.00
Investment Operations:
Net investment income (loss)	(0.04	)(2)	(0.06	)(3)	(0.05	)(3)	(0.07	)(3)	0.03	(3)
Net realized and unrealized
gain (loss) on investments	2.92		1.55		(1.19)		(3.49)		1.91
Total from
investment operations	2.88		1.49		(1.24)		(3.56)		1.94
Distributions from:
Net investment income	—		—		—		(0.01)		—
Net realized gain on investments	—		—		—		(0.05)		—
Total distributions	—		—		—		(0.06)		—
Net Asset Value –
End of Period	$11.45		$8.57		$7.08		$8.32		$11.94

Total Return‡	33.61	%*	21.05%		(14.90)%		(29.93)%		19.40	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.13	%**	2.31%		2.60%		2.17%		3.21	%**
After expense waiver and/or reimbursement	1.60	%**	1.60%		1.60%		1.60%		1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.38	)%**	(1.37)%		(1.69)%		(1.27)%		(1.15	)%**
After expense waiver and/or reimbursement	(0.85	)%**	(0.66)%		(0.69)%		(0.70)%		0.46	%**
Portfolio turnover rate(4)	36.91%		69.78%		107.54%		100.57%		19.09%
Net assets at end of period (000 omitted)	$11,182		$7,112		$5,190		$5,943		$8,647

‡	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the		For the		For the		For the		Nov. 1,
	Six Months		Year		Year		Year		2006(1)
	Ended		Ended		Ended		Ended		through
	Dec. 31,		June 30,		June 30,		June 30,		June 30,
	2010		2010		2009		2008		2007
	(Unaudited)
Net Asset Value –
Beginning of Period	$8.37		$6.96		$8.25		$11.92		$10.00
Investment Operations:
Net investment loss	(0.08	)(2)	(0.12	)(3)	(0.10	)(3)	(0.14	)(3)	(0.02	)(3)
Net realized and unrealized
gain (loss) on investments	2.85		1.53		(1.19)		(3.48)		1.94
Total from
investment operations	2.77		1.41		(1.29)		(3.62)		1.92
Distributions from:
Net investment income	—		—		—		(0.00	)(4)	—
Net realized gain on investments	—		—		—		(0.05)		—
Total distributions	—		—		—		(0.05)		—
Net Asset Value –
End of Period	$11.14		$8.37		$6.96		$8.25		$11.92

Total Return‡	33.09	%*	20.26%		(15.64)%		(30.45)%		19.20	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.88	%**	3.06%		3.35%		2.92%		3.96	%**
After expense waiver and/or reimbursement	2.35	%**	2.35%		2.35%		2.35%		2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(2.13	)%**	(2.12)%		(2.44)%		(2.02)%		(1.90	)%**
After expense waiver and/or reimbursement	(1.60	)%**	(1.41)%		(1.44)%		(1.45)%		(0.29	)%**
Portfolio turnover rate(5)	36.91%		69.78%		107.54%		100.57%		19.09%
Net assets at end of period (000 omitted)	$9,129		$7,042		$5,945		$8,298		$8,021

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(4)	Amount is less than (0.005) per share.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$132,804,890	$—	$—	$132,804,890
Consumer Staples	43,385,740	—	—	43,385,740
Energy	8,993,760	—	—	8,993,760
Financials	87,234,848	—	—	87,234,848
Health Care	110,941,194	—	—	110,941,194
Industrials	90,525,547	—	—	90,525,547
Information Technology	113,666,043	—	—	113,666,043
Manufacturing	7,817,040	—	—	7,817,040
Materials	22,062,830	—	—	22,062,830
Total Equity	617,431,892	—	—	617,431,892
Short-Term Investments	15,443,906	—	—	15,443,906
Total Investments in Securities	$632,875,798	$—	$—	$632,875,798

THE OLSTEIN FUNDS

Strategic Opportunities Fund
Equity
Consumer Discretionary	$6,336,450	$—	$—	$6,336,450
Consumer Staples	620,200	—	—	620,200
Financials	2,732,390	—	—	2,732,390
Health Care	2,714,160	—	—	2,714,160
Industrials	3,763,075	—	—	3,763,075
Information Technology	3,543,840	—	—	3,543,840
Total Equity	19,710,115	—	—	19,710,115
Short-Term Investments	576,184	—	—	576,184
Total Investments in Securities	$20,286,299	$—	$—	$20,286,299

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008.  The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an

THE OLSTEIN FUNDS

entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  The standard does not have any impact on the Funds’ financial disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities.

In preparing these financial statements, the Trust has evaluated events after December 31, 2010 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or

THE OLSTEIN FUNDS

losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

3	Purchases and Sales of Investment Securities During the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$126,988,008	$161,307,348
Strategic Fund	$6,812,223	$6,084,986

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Cost of Investments	$532,886,645	$14,854,195
Gross unrealized appreciation	$63,297,325	$1,245,789
Gross unrealized depreciation	(51,675,877)	(1,884,212)
Net unrealized appreciation (depreciation)	$11,621,448	$(638,423)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(324,059,067)	$(3,788,519)
Total accumulated losses	$(312,437,619)	$(4,426,942)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

THE OLSTEIN FUNDS

At June 30, 2010, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Expiring in 2017	$165,660,774	$1,361,584
Expiring in 2018	158,398,293	2,426,935
Total capital loss carryforwards	$324,059,067	$3,788,519

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

The Funds made no distributions of ordinary income and long-term capital gains during the six months ended December 31, 2010 and year ended June 30, 2010.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act and the impact on the Funds’ financial statements, if any, is currently being assessed.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected

THE OLSTEIN FUNDS

to be taken on tax returns as of December 31, 2010.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the six months ended December 31, 2010, the All Cap Value Fund incurred investment management fees of $2,924,225, with $532,856 payable to the Investment Manager as of December 31, 2010.  For the same period, the Strategic Fund incurred management fees of $85,330, with $10,720 net payable to the Investment Manager as of December 31, 2010. The investment manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2011 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

THE OLSTEIN FUNDS

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2011	$97,379
2012	108,501
2013	100,047
2014	45,275
Total	$351,202

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class and further amended and restated effective October 1, 2007), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the six months ended December 31, 2010, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $2,629,308 for Class C and $73,729 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the six months ended December 31, 2010, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $11,228 for Class A and $40,523 for Class C shares.

During the six months ended December 31, 2010, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

THE OLSTEIN FUNDS

7
Fund Shares  At December 31, 2010, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,276,868	$14,969,455	1,094,023	$11,673,304
Shares redeemed	(3,958,773)	(44,884,448)	(8,959,430)	(95,112,114)
Capital contribution*	—	—	—	1,110
Net decrease	(2,681,905)	$(29,914,993)	(7,865,407)	$(83,437,700)

Shares Outstanding:
Beginning of period	47,612,873		55,478,280
End of period	44,930,968		47,612,873

	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	719,163	$9,065,591	833,573	$9,997,798
Shares redeemed	(793,705)	(9,921,578)	(2,383,320)	(28,062,571)
Capital contribution*	—	—	—	131
Net decrease	(74,542)	$(855,987)	(1,549,747)	$(18,064,642)

Shares Outstanding:
Beginning of period	4,683,307		6,233,054
End of period	4,608,765		4,683,307
Total Net Decrease		$(30,770,980)		$(101,502,342)

THE OLSTEIN FUNDS

Strategic Opportunities Fund
	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	189,596	$1,910,546	216,097	$1,936,110
Shares redeemed	(42,706)	(418,575)	(119,758)	(1,102,226)
Capital contribution*	—	—	—	447
Net increase	146,890	$1,491,971	96,339	$834,331
Shares Outstanding:
Beginning of period	829,855		733,516
End of period	976,745		829,855

	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	47,261	$473,024	265,225	$2,351,193
Shares redeemed	(68,988)	(684,393)	(277,879)	(2,375,473)
Capital contribution*	—	—	—	458
Net decrease	(21,727)	$(211,369)	(12,654)	$(23,822)
Shares Outstanding:
Beginning of period	841,268		853,922
End of period	819,541		841,268
Total Net Increase		$1,280,602		$810,509

*
A capital contribution of $1,241 and $905 was made to the All Cap Value Fund and Strategic Fund, respectively, by the fund administrator for compliance violations related to the Funds’ investments in money market funds discovered during the year.

8
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the six months ended December 31, 2010, the Fund did not draw upon the line of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 16, 2010, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were approved by the full Board, as well as by the Trustees who are not “interested persons”(as such

THE OLSTEIN FUNDS

term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal.  Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions.  The information specifically requested by the Board in connection with the proposed renewal included special reports based on information prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The independent Trustees reviewed and discussed the materials provided by management in connection with the proposed renewals of the Investment Management Agreements.  The independent Trustees discussed their responsibilities in connection with the proposed renewal of the agreements for the All Cap Fund and the Strategic Fund (collectively, the “Funds”) with their independent legal counsel.  The independent Trustees considered the following factors:  (1) the nature and quality of the services provided by the Adviser; (2) a comparison of each Fund’s performance versus its respective benchmark indices and versus the performance of comparable funds; (3) the Adviser’s competence and integrity; (4) the Adviser’s costs for providing the services and the profitability of the Fund’s business to the Adviser; (5) fees and expenses incurred by the Funds and their shareholders; (6) economies of scale in relation to the fee schedule; and (7) an evaluation of soft dollar benefits and any other benefits to the Adviser or the Funds as a result of the relationship between the Funds and the Adviser.

In reviewing the nature and quality of services provided by the Adviser, the independent Trustees recognized that the Olstein investment philosophy and its proprietary “private equity market valuation” techniques and proprietary assessment of “quality of earnings” were unique and would be difficult to replace.  The independent Trustees noted the Adviser’s commitment to the research necessary to support such techniques by the Adviser’s decision to

THE OLSTEIN FUNDS

retain its full complement of analysts despite the severe economic downturn since 2007.  The Trustees acknowledged that the Adviser devoted significant personnel time to managing the Funds because the Funds comprise virtually all of the Adviser’s assets under management.  The independent Trustees further acknowledged that the portfolio management team was personally committed to the Funds through their significant personal investment in the Funds.  The independent Trustees expressed their satisfaction with the level of information about the Funds and the Adviser that they received throughout the year.  They also noted that they were particularly satisfied with the information provided by the Adviser in response to their Section 15(c) investment advisory agreement contract renewal information request.  In addition to the investment management services provided by the Adviser to the Funds, the independent Trustees noted that, among other things, the Adviser interacted with the Trustees; supervised Fund legal counsel; prepared Board materials and prospectuses; provided chief compliance officer support, overhead and other regulatory compliance assistance; conducted service provider oversight and due diligence, and assisted in public relations and distribution.  The Trustees expressed their satisfaction with such services.

The independent Trustees stated that it was important to them that management have high ethical standards and expressed their confidence in the integrity of the Adviser’s principals and key personnel.  The independent Trustees expressed appreciation for the complete compliance reports received on a quarterly and annual basis and noted the relative absence and insignificance of the compliance issues raised from time to time.

Because of the importance of Fund performance to shareholders, the independent Trustees examined the Funds’ performance against indices and Lipper peer groups.  The data provided showed that as of June 30, 2010 the All Cap Fund’s performance was in the top quartile of its Lipper peer group for the most recent one-year time period and in the second quartile of its Lipper peer group for the most recent ten-year time period, but that its performance was in the bottom quartile of its Lipper peer group for the most recent three-year and five-year time periods.  The independent Trustees also reviewed the performance of the All Cap Fund through June 30, 2010 compared to the S&P 500® Index and the Russell 3000® Index.  The All Cap Fund had significantly outperformed both indices “since inception,” and had also outperformed the indices for the one-year and ten-year time periods.  However, for the three-year and five-year time periods, the All Cap Fund had underperformed both indices.

THE OLSTEIN FUNDS

The independent Trustees also examined the All Cap Fund’s performance against a peer group  selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, the comparative results, although similar, were not identical.  Compared to the Morningstar® peer group, the All Cap Fund at June 30, 2010 was in the first quartile, fourth quartile, fourth quartile, and first quartile of performance for the one-year, three-year, five-year, and ten-year time periods, respectively.

The independent Trustees were satisfied with the All Cap Fund’s performance for the “since inception” and the one-year and ten-year time periods but were not satisfied with its performance for the three-year and five-year time periods.  Nonetheless, the independent Trustees were impressed with the Adviser’s dedication to its investment management style and practice and observed that until June 2007 the All Cap Fund had had a strong performance record and that the deterioration in comparative performance occurred principally in the relatively short time period from June 2007 to November 2008.  The Trustees concluded that the subpar performance of the All Cap Fund during such time period resulted primarily from the All Cap Fund’s overweighting, relative to peers and indices, of financial sector stocks (the performances of which were particularly weak during such time period) and underweighting, relative to peers and indices, of energy and commodity-related stocks.  Despite the Fund’s subpar performance during this short time period, the independent Trustees were satisfied that the Fund continued to apply the Adviser’s stated discipline.  Moreover, the independent Trustees found that, having adjusted the Fund’s securities positions in approximately November 2008, the All Cap Fund had returned to excellent performance, and thus, on balance, the independent Trustees were satisfied with the performance results.

The independent Trustees also reviewed the performance through June 30, 2010 of the Strategic Fund compared to a Lipper peer group.  The Strategic Fund had performance which was in the bottom quartile of the Lipper peer group in the one-year time period and in the third quartile in the three-year time period.  The independent Trustees also reviewed such Fund’s performance through June 30, 2010 compared to the S&P 500® Index and Russell 2500® Index.  The Strategic Fund outperformed the S&P 500® Index “since inception” and for the one-year time period, but was slightly worse than the Russell 2500® Index “since inception” and several percentage points worse than the Russell 2500® Index for the one-year time period.  The Strategic Fund underperformed both indices for the three-year time period.  The independent Trustees also examined the Strategic Fund against a peer group selected by

THE OLSTEIN FUNDS

Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, the comparative results, although similar, were not identical.  Compared to the Morningstar® peer group, the Strategic Fund at June 30, 2010 was in the third quartile for both the one-year and three-year time periods.  The independent Trustees observed that the relative performance of the Strategic Fund had declined in the past year.

The independent Trustees concluded that the performance of the Strategic Fund was mixed.  However, several independent Trustees noted that the short time period of the Fund’s operation and the small size of the Fund meant that performance would inevitably be more volatile than the performance of peer funds and indices.  Consequently, the independent Trustees placed additional weight on the fact that the portfolio managers had consistently applied the Fund’s investment style and mandate since inception and were thus satisfied with the performance results thus far.

The independent Trustees then considered the Funds’ costs.  Prior to the Board meeting, they had reviewed a comparison of expenses and investment advisory fees which showed that the All Cap Fund’s total expense ratios were in the highest quartile of such Fund’s Lipper category.  The Trustees also noted that the Fund’s 1.00% advisory fee was in the highest quartile of its Lipper category.  The Adviser stated that it had no plans to limit expenses or waive any fee for the All Cap Fund.  The independent Trustees acknowledged that the expense ratios and advisory fees were high (and, in the case of the expense ratio, had trended higher in recent years due to a declining asset base).  However, they noted that a contributing factor to the high expense ratio for the Class C shares was the high 12b-1 fees, which the All Cap Fund charged in order to benefit from expanded distribution opportunities and that the independent Trustees believed that such fees helped stockholders in the long run.  Apropos of this observation, the independent Trustees noted that the expense ratio for the Adviser Class shares was closer to the Lipper average expense ratio due to its lower 12b-1 fee and was more comparative to other funds without Class C shares.

Because the Adviser obtains economies of scale with larger amounts of assets under management, the Trustees examined the current break points in the fee schedule for the All Cap Fund.  The Trustees expressed satisfaction with the current break points and hoped that stockholders would be able to benefit from such break points if the All Cap Fund could achieve the necessary scale.

THE OLSTEIN FUNDS

The Lipper comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios, after contractual fee waivers, were in the highest quartile and the second highest quartile, respectively, of such Fund’s Lipper category.  The Trustees also noted that the Strategic Fund’s 1.00% advisory fee was also in the highest quartile of its Lipper category.  Nonetheless, for a fund such as the Strategic Fund, the Trustees believed that the fee was appropriate.  Moreover, the Adviser agreed to limit expenses and waive fees on the same terms as are currently in existence through October 28, 2011.

The independent Trustees reviewed the Adviser’s audited financial statements and considered the Adviser’s profitability for the last three years.  The independent Trustees observed that the Adviser makes significant payments out of its own funds for shareholder servicing and other revenue sharing payments.  The independent Trustees discussed the challenges and costs of retaining assets in the Funds in light of extreme skittishness currently on the part of the equity investors.  The Adviser’s Section 15(c) investment advisory agreement renewal materials reported the many steps taken to preserve profitability and the Adviser’s continuing ability to provide the level of services required by the Funds.  The independent Trustees expressed appreciation for the Adviser’s actions to preserve its ability to deliver appropriate services in an extremely challenging economic environment.

Several of the independent Trustees expressed the belief that the unique services provided by the Adviser, the integrity of the Adviser, and the excellent “since inception” performance of the Adviser warranted an above median fee, and as a result, the independent Trustees considered the fees and expenses of both Funds to be reasonable.

The independent Trustees also considered and discussed separately with the Funds’ Chief Compliance Officer the soft dollar benefits that accrue to the Adviser from its relationships with the Funds and were satisfied with the results of such discussions.

THE OLSTEIN FUNDS

The independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts; receipt of economic and fundamental research reports through soft dollar arrangements; receipt of proprietary research products and reports from broker-dealers as a benefit to best execution trading relationships with broker-dealers; and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and the Fund’s current and reasonably anticipated asset levels and that the management agreements for both Funds should be approved and renewed for an additional year.

THE OLSTEIN FUNDS

PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Olstein Funds	Can you limit this
	share?	sharing?
For our everyday business purposes—
such as to process your transactions, maintain your
account(s), respond to court orders and legal	Yes	No
investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are

Who is providing this notice?	The Olstein Funds

What we do

How does The Olstein Funds	To protect your personal information from unauthorized access
protect my personal information?	and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

How does The Olstein Funds	We collect your personal information, for example, when you
collect my personal information?
• open an account or give us your contact information
• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.

Nonaffiliates	Companies not related by common ownership or control.
They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

THE OLSTEIN FUNDS

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.
(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date   3/2/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date 3/2/11

By (Signature and Title)  /s/ Michael Luper
Michael Luper, Treasurer

Date 3/2/11